UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2017

GenOn Energy, Inc.

(Exact name of Registrant as specified in its charter)

76-0655566 (IRS Employer Identification No.)

001-16455 (Commission File Number)

GenOn Americas Generation, LLC

(Exact name of Registrant as specified in its charter)

51-0390520 (IRS Employer Identification No.)

333-63240 (Commission File Number)

Delaware (State or other jurisdiction of incorporation)	(609) 524-4500 (Registrant’s telephone number, including area code)

804 Carnegie Center,

Princeton, New Jersey 08540
(Address of principal executive offices, including zip code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01.                Other Events.

As previously disclosed, on June 14, 2017, GenOn Energy, Inc. (“GenOn”), GenOn Americas Generation, LLC (“GAG”) and certain of their directly and indirectly-owned subsidiaries (collectively, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions”) for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). On June 29, 2017, the Debtors filed an initial joint plan of reorganization and a related disclosure statement with the Bankruptcy Court consistent with the restructuring support and lock-up agreement, which was previously disclosed and entered into by the Debtors, with NRG Energy, Inc., certain holders representing greater than 93% in aggregate principal amount of GenOn’s outstanding senior unsecured notes and certain holders representing greater than 93% in aggregate principal amount of GAG’s outstanding senior unsecured notes signatory thereto.

On September 18, 2017, the Debtors filed an Amended Joint Plan of Reorganization pursuant to Chapter 11 of the Bankruptcy Code (the “Amended Plan”) and a related Disclosure Statement (the “Disclosure Statement”) with the Bankruptcy Court.  Among other changes, the Amended Plan provides the Debtors with the flexibility to complete sales of certain assets pursuant to the Amended Plan, in the Debtors’ discretion.

The Debtors recommend that holders of claims refer to the limitations, risk factors and qualifications included in the Amended Plan and the Disclosure Statement, as applicable, with respect to the information contained therein. Information contained in the Amended Plan and the Disclosure Statement is subject to change, whether as a result of amendments to the Amended Plan, requirements by the Bankruptcy Court, actions of third parties, or otherwise.

The Bankruptcy Code does not permit solicitation of acceptances of the Amended Plan until the Bankruptcy Court approves the applicable Disclosure Statement relating to the Amended Plan. Accordingly, this Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Amended Plan. There can be no assurance that the Bankruptcy Court will approve the Disclosure Statement, that the Debtors’ stakeholders will approve the Amended Plan, or that the Bankruptcy Court will confirm the Amended Plan. The Debtors will emerge from Chapter 11 when a plan receives the requisite approval from holders of claims, the Bankruptcy Court enters an order confirming a plan, and certain conditions to the effectiveness of a plan, as stated therein, are satisfied.

The foregoing description of the Amended Plan and Disclosure Statement does not purport to be complete and is qualified in its entirety by reference to the Amended Plan and Disclosure Statement, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively, and are also available at http://dm.epiq11.com/genon.

Cautionary Note Regarding Forward-Looking Information

Certain of the statements included in this Current Report on Form 8-K constitute “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. In particular, they include statements relating to future actions and strategies of GenOn and its subsidiaries. These forward-looking statements are based on current expectations and projections about future events. Readers are cautioned that forward-looking statements are not guarantees of future operating and financial performance or results and involve substantial risks and uncertainties that cannot be predicted or quantified, and, consequently, the actual performance of GenOn and its subsidiaries may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, factors described from time to time in GenOn’s reports filed with the SEC.

Item 9.01.                Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Amended Plan

99.2	Disclosure Statement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 22, 2017
GenOn Energy, Inc.
(Registrant)

	By:	/s/ Mark A. McFarland
Mark A. McFarland
Chief Executive Officer

GenOn Americas Generation, LLC
(Registrant)

	By:	/s/ Mark A. McFarland
Mark A. McFarland
Chief Executive Officer